EXHIBIT 10(d)

                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(b)

      NAME                                                     EFFECTIVE DATE
      -----                                                    ---------------
Peter E. Geier                                                 April 1, 1998
Ronald J. Seiffert                                             April 1, 1998
Frank Wobst                                                    April 1, 1998




                    SCHEDULE IDENTIFYING MATERIAL DETAILS OF
                       EXECUTIVE AGREEMENTS SUBSTANTIALLY
                            SIMILAR TO EXHIBIT 10(c)

      NAME                                                     EFFECTIVE DATE
      -----                                                    ---------------
Richard A. Cheap                                               May 4, 1998
Judith D. Fisher                                               April 1, 1998
Gerald R. Williams                                             April 1, 1998